                                                                    Exhibit 99.4

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3

--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                         $[1,375,886,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                                   MAY 5, 2004

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3

--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $118,234,212
Aggregate Original Principal Balance                                $118,694,376
Number of Mortgage Loans                                               2,188

                                 MINIMUM           MAXIMUM           AVERAGE (1)
                                 -------           -------           -----------
Original Principal Balance       $11,980          $200,000             $54,248
Outstanding Principal Balance    $11,970          $199,703             $54,038

                                MINIMUM            MAXIMUM      WEIGHTED AVERAGE (2)
                                -------            -------      --------------------
Original Term (mos)               80                360                 180
Stated Remaining Term (mos)       75                357                 176
Loan Age (mos)                    3                  10                  4
Current Interest Rate           6.740%            13.750%             10.559%
Initial Interest Rate Cap(4)      NA                 NA                  NA
Periodic Rate Cap(4)              NA                 NA                  NA
Gross Margin(4)                   NA                 NA                  NA
Maximum Mortgage Rate(4)          NA                 NA                  NA
Minimum Mortgage Rate(4)          NA                 NA                  NA
Months to Roll(4)                 NA                 NA                  NA
Original Loan-to-Value          68.00%            100.00%              99.28%
Credit Score (3)                 564                793                 664

                                                      EARLIEST           LATEST
                                                      --------           ------
Maturity Date                                         07/01/10          01/01/34

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                   0.00%
2nd Lien                                                                  100.00

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2003                                                                     100.00%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   98.84%
Second Home                                                                 1.07
Investment                                                                  0.09

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                               100.00%
ARM                                                                         0.00

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                           1.81%
Interest Only                                                               0.00
Balloon                                                                    98.19

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  81.79%

Refinance - Rate/Term                                                       5.30
Refinance - Cashout                                                        12.91


PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             70.04%
Rowhouse                                                                    0.00
Townhouse                                                                   0.00
Condominium                                                                11.23
Two- to Four-Family                                                         3.47
Manufactured Housing                                                        0.02
Planned Unit Development                                                   15.24

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF        BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------------   --------------   -----------        ----       ------      -----    -----------      ---         ---
6.501% to 7.000%                       1         $26,208      0.02%       6.740%       647       $26,208    100.00%     100.00%
7.501% to 8.000%                      13         850,089       0.72        7.942       734        65,391      98.97       90.83
8.001% to 8.500%                      95       6,324,449       5.35        8.355       726        66,573      99.57       83.22
8.501% to 9.000%                     135       8,297,329       7.02        8.843       699        61,462      99.56       75.26
9.001% to 9.500%                     141       8,546,526       7.23        9.401       679        60,614      99.56       66.75
9.501% to 10.000%                    245      13,935,736      11.79        9.885       660        56,881      99.08       56.44
10.001% to 10.500%                   243      13,063,168      11.05       10.428       661        53,758      99.11       43.16
10.501% to 11.000%                   769      45,921,240      38.84       10.860       655        59,716      99.18       31.13
11.001% to 11.500%                    95       3,600,889       3.05       11.296       645        37,904      99.37       33.21
11.501% to 12.000%                   101       4,182,427       3.54       11.928       636        41,410      99.46       63.15
12.001% to 12.500%                    93       3,754,064       3.18       12.373       667        40,366      99.51       26.71
12.501% to 13.000%                   252       9,421,632       7.97       12.850       644        37,387      99.41       28.91
13.001% to 13.500%                     3         178,874       0.15       13.250       667        59,625     100.00        0.00
13.501% to 14.000%                     2         131,581       0.11       13.750       674        65,791      99.29        0.00
TOTAL:                             2,188    $118,234,212    100.00%      10.559%       664       $54,038     99.28%      45.14%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.740% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.559% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF                     NUMBER OF        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)   MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC
------------------------   --------------   -----------       ----       ------     -----    -----------      ---         ---
73 to 84                                1         $72,388     0.06%       8.750%      684       $72,388    100.00%     100.00%
169 to 180                          2,179     117,802,092     99.63       10.558      664        54,062      99.28       45.23
229 to 240                              4         151,242      0.13       11.747      646        37,810      99.95       11.43
349 to 360                              4         208,490      0.18       11.211      710        52,123      98.90        0.00
TOTAL:                              2,188    $118,234,212   100.00%      10.559%      664       $54,038     99.28%      45.14%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 176 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE      NUMBER OF        BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC
-----------------------       --------------   -----------        ----       ------      -----   -----------      ---        ---
$50,000 or less                        1,184     $39,270,380     33.21%      10.913%       662      $33,168     99.32%     43.78%
$50,001 to $100,000                      821      56,227,813      47.56       10.416       663       68,487      99.49      44.35
$100,001 to $150,000                     175      21,368,723      18.07       10.338       669      122,107      98.97      50.24
$150,001 to $200,000                       8       1,367,296       1.16        9.725       674      170,912      94.16      37.05
TOTAL:                                 2,188    $118,234,212    100.00%      10.559%       664      $54,038     99.28%     45.14%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,970 to approximately $199,703 and the average outstanding principal balance of the Mortgage Loans was approximately $54,038.

PRODUCT TYPES

                                          AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE      FULL OR
                        NUMBER OF          BALANCE        MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
PRODUCT TYPES         MORTGAGE LOANS     OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING       LTV          DOC
-------------         --------------     -----------        ----       ------     -----    -----------       ---          ---
15 Year Fixed Loans               42        $1,780,634      1.51%      10.580%      660       $42,396      99.21%       48.50%
20 Year Fixed Loans                4           151,242       0.13       11.747      646        37,810       99.95        11.43
30 Year Fixed Loans                4           208,490       0.18       11.211      710        52,123       98.90         0.00
Balloon Loans                  2,138       116,093,846      98.19       10.556      664        54,300       99.28        45.21
TOTAL:                         2,188      $118,234,212    100.00%      10.559%      664       $54,038      99.28%       45.14%

ADJUSTMENT TYPE

                                          AGGREGATE                             WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                                          PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL       AVERAGE      FULL OR
                        NUMBER OF          BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL    ALTERNATIVE
ADJUSTMENT TYPE       MORTGAGE LOANS     OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING        LTV          DOC
---------------       --------------     -----------        ----       ------     -----   -----------        ---          ---
Fixed Rate                     2,188      $118,234,212    100.00%      10.559%      664      $54,038       99.28%       45.14%
TOTAL:                         2,188      $118,234,212    100.00%      10.559%      664      $54,038       99.28%       45.14%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL          NUMBER OF        BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   OUTSTANDING        POOL        COUPON     SCORE    OUTSTANDING      LTV         DOC
--------------------     --------------   -----------        ----        ------     -----    -----------      ---         ---
65.01% to 70.00%                      1        $199,703      0.17%       10.875%      570      $199,703     68.00%     100.00%
70.01% to 75.00%                      1         144,636       0.12        10.500      627       144,636      75.00        0.00
75.01% to 80.00%                      3         252,532       0.21        10.986      610        84,177      78.20       59.28
80.01% to 85.00%                      5         332,711       0.28        10.489      642        66,542      85.00       27.01
85.01% to 90.00%                     59       2,691,091       2.28        10.461      658        45,612      89.92       33.53
90.01% to 95.00%                    122       6,256,925       5.29        10.721      660        51,286      94.61       45.15
95.01% to 100.00%                 1,997     108,356,616      91.65        10.551      665        54,260      99.97       45.41
                                  -----    ------------    ------        ------       ---       -------     -----       -----
TOTAL:                            2,188    $118,234,212    100.00%       10.559%      664       $54,038     99.28%      45.14%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 68.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.28%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.80%.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                                              PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                              NUMBER OF        BALANCE       MORTGAGE       AVERAGE    CREDIT     BALANCE      ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS    OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV         DOC
-----------------------    --------------    -----------       ----         ------     -----    -----------      ---         ---
Arizona                                68     $2,516,990         2.13%      11.313%      662       $37,015     99.65%       43.51%
California                           1388     86,577,507         73.23       10.208      667        62,376      99.21        45.11
Colorado                               36      1,485,753          1.26       11.212      630        41,271      99.60        65.95
Connecticut                            13        564,307          0.48       11.948      639        43,408      99.60        10.98
Delaware                                3        141,638          0.12       12.580      652        47,213      98.00         0.00
District of Columbia                    4        139,181          0.12       11.059      684        34,795     100.00        36.15
Florida                                53      1,730,919          1.46       11.897      652        32,659      99.76        45.21
Georgia                                27      1,227,818          1.04       12.299      663        45,475      99.92        33.71
Idaho                                   5        111,716          0.09        9.133      659        22,343     100.00       100.00
Illinois                               36      1,392,976          1.18       10.571      679        38,694      98.26        13.09
Indiana                                10        233,130          0.20       12.003      623        23,313     100.00        79.13
Kansas                                  2         97,808          0.08       11.184      656        48,904     100.00        69.59
Kentucky                                1         17,479          0.01       12.875      593        17,479     100.00       100.00
Louisiana                              27        618,125          0.52       11.533      649        22,894      99.84        58.66
Maine                                   2         48,141          0.04       12.880      623        24,071     100.00        32.04
Maryland                               69      3,107,594          2.63       11.736      649        45,038      99.75        49.28
Massachusetts                          17        942,254          0.80       12.014      685        55,427      99.40        29.92
Michigan                               14        361,444          0.31       12.369      607        25,817     100.00        79.42
Minnesota                               1         32,321          0.03        8.500      603        32,321     100.00       100.00
Mississippi                             8        189,960          0.16       12.279      618        23,745     100.00        92.64
Missouri                                4        173,784          0.15       12.310      678        43,446     100.00         0.00
Montana                                 8        272,260          0.23       11.660      657        34,032     100.00        73.94
Nebraska                                1         25,654          0.02        9.990      646        25,654     100.00         0.00
Nevada                                 52      2,538,063          2.15       11.186      672        48,809      99.48        42.59
New Hampshire                           2         74,928          0.06       12.875      649        37,464     100.00         0.00
New Jersey                             17        873,051          0.74       11.124      646        51,356      99.40        60.81
New Mexico                              2         78,838          0.07       11.206      591        39,419      97.53        81.00
New York                               33      1,792,823          1.52       11.453      688        54,328      98.38        26.47
North Carolina                         27      1,049,453          0.89       12.172      654        38,869     100.00        46.12
Ohio                                    5        174,175          0.15       12.441      632        34,835     100.00        73.46
Oklahoma                                4        126,108          0.11       10.995      642        31,527     100.00        53.62
Oregon                                 17        775,593          0.66       11.919      643        45,623      99.84        68.10
Pennsylvania                           19        541,755          0.46       12.007      641        28,513      99.35        42.50
Rhode Island                            3        136,282          0.12       10.297      650        45,427     100.00        52.37
South Carolina                          5        117,553          0.10       11.585      636        23,511     100.00        66.33
South Dakota                            1         25,426          0.02       12.000      603        25,426     100.00       100.00
Tennessee                               1         17,282          0.01       10.750      635        17,282      99.60       100.00
Texas                                  93      3,422,078          2.89       10.923      648        36,797      99.62        51.84
Utah                                    7        383,865          0.32       11.226      688        54,838     100.00        33.14
Virginia                               59      2,755,014          2.33       12.037      656        46,695      98.86        37.57
Washington                             31        978,659          0.83       11.073      655        31,570      99.80        59.13
West Virginia                           2         81,309          0.07       12.622      722        40,655     100.00        32.45
Wisconsin                              11        283,198          0.24       11.371      667        25,745      99.52        57.25
                                    -----   ------------       ------       ------       ---       -------     -----        -----
TOTAL:                              2,188   $118,234,212       100.00%      10.559%      664       $54,038     99.28%       45.14%

No more than approximately 0.81% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                              NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE                MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------                --------------     -----------      ----       ------     -----     -----------     ---          ---
Purchase                             1,825      $96,707,287      81.79%    10.562%      668        $52,990     99.57%        42.31%
Refinance - Cashout                    245       15,258,327       12.91     10.569      646         62,279      97.72         56.31
Refinance - Rate Term                  118        6,268,598        5.30     10.494      654         53,124      98.61         61.60
                                     -----     ------------     -------    -------      ---        -------     ------        ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038     99.28%        45.14%

PROPERTY TYPE

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                              NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE               MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------               --------------     -----------      ----       ------     -----     -----------     ---          ---
Single Family Detached               1,543      $82,811,936      70.04%    10.566%      664        $53,669     99.33%        43.64%
Condominium                            277       13,279,205       11.23     10.321      666         47,939      99.72         49.10
Two-to-Four Family                      67        4,108,600        3.47     10.355      694         61,322      98.28         37.41
Manufactured Housing                     1           19,963        0.02     10.875      693         19,963     100.00          0.00
Planned Unit Development               300       18,014,509       15.24     10.751      656         60,048      98.93         50.92
                                     -----     ------------     -------    -------      ---        -------     ------        ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038     99.28%        45.14%

DOCUMENTATION

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                              NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION               MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------               --------------     -----------      ----       ------     -----     -----------     ---          ---
Streamlined Documentation              935      $49,356,645      41.74%    11.082%      677        $52,788     99.56%         0.00%
Full Documentation                     917       48,209,827       40.77     10.138      654         52,573      99.32        100.00
Limited Documentation                  113        7,533,303        6.37      9.914      664         66,666      98.91          0.00
Lite Documentation                     116        6,517,411        5.51     10.418      656         56,185      99.88          0.00
Full/Alt Documentation                  70        5,161,848        4.37     10.427      644         73,741      98.84        100.00
Stated Documentation                    37        1,455,179        1.23     11.189      657         39,329      89.18          0.00
                                     -----     ------------     -------    -------      ---        -------     ------        ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038     99.28%        45.14%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                              NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY                   MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
---------                   --------------     -----------      ----       ------     -----     -----------     ---          ---
Primary                              2,159     $116,863,913      98.84%    10.567%      664        $54,129     99.28%        45.26%
Second Home                             27        1,262,492        1.07     10.021      706         46,759      99.76         31.68
Investment                               2          107,807        0.09      8.653      691         53,903      97.68         76.84
                                     -----     ------------     -------    -------      ---        -------     ------        ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038     99.28%        45.14%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
MORTGAGE LOAN AGE             NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)                    MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
---------                   --------------     -----------      ----       ------     -----     -----------     ---          ---
3                                      516      $28,417,079      24.03%    10.536%      662        $55,072     99.24%        43.94%
4                                      649       36,356,735       30.75     10.635      664         56,020      99.16         41.50
5                                      650       33,917,131       28.69     10.541      664         52,180      99.31         47.47
6                                      321       16,719,107       14.14     10.468      666         52,084      99.60         50.37
7                                       46        2,538,252        2.15     10.558      678         55,179      98.91         47.54
8                                        5          268,625        0.23     10.737      719         53,725      99.71         18.87
10                                       1           17,282        0.01     10.750      635         17,282      99.60        100.00
                                     -----     ------------     -------    -------      ---        -------     ------        ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038     99.28%        45.14%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT            NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM                MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
---------                   --------------     -----------      ----       ------     -----     -----------     ---          ---
None                                   600      $28,645,981      24.23%    11.188%      659        $47,743     99.32%        44.48%
12 Months                               47        3,141,356        2.66     10.390      668         66,837      99.61         44.13
24 Months                              828       50,105,364       42.38     10.271      666         60,514      99.22         45.85
36 Months                              713       36,341,511       30.74     10.475      665         50,970      99.30         44.77
                                     -----     ------------     -------    -------      ---        -------     ------        ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038     99.28%        45.14%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                               NUMBER OF         BALANCE      MORTGAGE     AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES      MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
----------------------      --------------     -----------      ----       ------     -----     -----------     ---          ---
564 to 575                               5         $383,725       0.32%    10.877%      569        $76,745      83.35%       86.34%
576 to 600                             171        8,067,776        6.82     11.306      590         47,180       99.08        85.21
601 to 625                             315       15,640,366       13.23     11.085      615         49,652       99.12        68.40
626 to 650                             482       24,866,351       21.03     10.876      639         51,590       99.16        42.86
651 to 675                             472       27,874,928       23.58     10.501      663         59,057       99.31        34.50
676 to 700                             310       17,050,890       14.42     10.236      687         55,003       99.64        36.00
701 to 725                             209       11,846,142       10.02     10.034      712         56,680       99.50        36.27
726 to 750                             121        6,687,173        5.66      9.760      737         55,266       99.59        39.25
751 to 775                              86        4,797,872        4.06     10.090      763         55,789       99.44        32.22
776 to 793                              17        1,018,990        0.86      9.282      784         59,941      100.00        57.72
                                     -----     ------------     -------    -------      ---        -------     -------       ------
TOTAL:                               2,188     $118,234,212     100.00%    10.559%      664        $54,038      99.28%       45.14%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 564 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 664.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     SECOND LIEN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                                                AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                              NUMBER OF          BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE                MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------      --------------     -----------      ----       ------     -----     -----------     ---          ---
AA                                   1,398      $78,656,272     66.53%    10.317%       685        $56,263      99.46%       35.37%
A                                      590       30,028,460      25.40     11.004       627         50,896       98.86        59.47
A-                                     200        9,549,480       8.08     11.153       606         47,747       99.08        80.60
                                     -----     ------------     -------    ------       ---        -------      ------       ------
TOTAL:                               2,188     $118,234,212    100.00%    10.559%       664        $54,038      99.28%       45.14%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.